Quarterly Holdings Report
for

Fidelity® Real Estate Equity Central Fund

June 30, 2020

REE-QTLY-0820
1.9862252.105

Schedule of Investments June 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 98.0%
REITs - Apartments - 16.8%
Essex Property Trust, Inc.	127,319	$29,177,695
Invitation Homes, Inc.	858,804	23,642,874
Mid-America Apartment Communities, Inc.	252,000	28,896,840
UDR, Inc.	719,382	26,890,499
		108,607,908
REITs - Diversified - 23.4%
Clipper Realty, Inc.	511,464	4,142,858
Digital Realty Trust, Inc.	323,023	45,904,799
Duke Realty Corp.	464,926	16,453,731
Equinix, Inc.	69,938	49,117,457
Outfront Media, Inc.	437,100	6,193,707
VICI Properties, Inc.	1,467,431	29,627,432
		151,439,984
REITs - Health Care - 9.4%
CareTrust (REIT), Inc.	561,100	9,628,476
Healthcare Realty Trust, Inc.	529,410	15,506,419
Ventas, Inc.	560,494	20,525,290
Welltower, Inc.	292,666	15,145,466
		60,805,651
REITs - Hotels - 2.8%
RLJ Lodging Trust	1,947,767	18,386,920
REITs - Management/Investment - 7.4%
American Tower Corp.	27,000	6,980,580
Lexington Corporate Properties Trust	1,235,437	13,033,860
National Retail Properties, Inc.	598,081	21,219,914
Weyerhaeuser Co.	284,683	6,393,980
		47,628,334
REITs - Manufactured Homes - 3.0%
Equity Lifestyle Properties, Inc.	316,300	19,762,424
REITs - Office Property - 9.6%
Alexandria Real Estate Equities, Inc.	175,780	28,520,305
Douglas Emmett, Inc.	524,362	16,076,939
Highwoods Properties, Inc. (SBI)	355,588	13,274,100
Mack-Cali Realty Corp.	294,988	4,510,367
		62,381,711
REITs - Single Tenant - 3.3%
Four Corners Property Trust, Inc.	867,900	21,176,760
REITs - Storage - 6.8%
CubeSmart	1,068,319	28,833,930
Extra Space Storage, Inc.	133,235	12,306,917
Iron Mountain, Inc.	104,700	2,732,670
		43,873,517
REITs - Warehouse/Industrial - 15.5%
Americold Realty Trust	499,810	18,143,103
Prologis, Inc.	744,421	69,476,813
Terreno Realty Corp.	238,516	12,555,482
		100,175,398

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		634,238,607

Real Estate Management & Development - 1.3%
Real Estate Services - 1.3%
CBRE Group, Inc. (a)	179,900	8,135,078
TOTAL COMMON STOCKS
(Cost $659,092,567)		642,373,685

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.12% (b)
(Cost $3,359,029)	3,358,357	3,359,029
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $662,451,596)		645,732,714
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,610,837
NET ASSETS - 100%		$647,343,551

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$90,574
Total	$90,574

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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